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                                                                   EXHIBIT 10.15

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "AGREEMENT") is dated as of June 1, 1999 between The Good Guys, Inc., a Delaware corporation (the "COMPANY"), and Ronald Unkefer (the "PURCHASER"). The Company and the Purchaser may hereinafter be referred to collectively as the "PARTIES" or individually as a "PARTY." Except as otherwise indicated herein, capitalized terms used herein are defined in Appendix A.

                             PRELIMINARY STATEMENTS

         A. The Company wishes Purchaser to make an equity investment in the Company.

         B. The Company and the Purchaser desire to enter into an agreement pursuant to which the Purchaser will purchase from the Company, and the Company will sell to the Purchaser, the restricted common stock and the warrants described herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereof, and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

                                    ARTICLE I

                         ISSUANCE AND PURCHASE OF SHARES

         1.1 Issuance and Purchase of Common Stock. Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company, One Million Four Hundred and Fifty Thousand (1,450,000) shares (the "SHARES") of the Company's common stock, par value $.001 per share, together with warrants to purchase One Million Four Hundred and Thirty-Five Thousand Five Hundred (1,435,500) shares of Common Stock in the form attached hereto as Exhibit A (the "WARRANTS") for an aggregate purchase price of Four Million Six Hundred Eighty Nine Thousand Eight Hundred Eighty and No/100 Dollars ($4,689,880.00) (the "PURCHASE PRICE").

         1.2 Settlement. The settlement of the transactions contemplated herein (the "SETTLEMENT") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201 at 10:00 a.m. Dallas, Texas time on or before June 8, 1999, or such other time, date or place as the Parties may mutually agree (the "SETTLEMENT DATE"). At the Settlement, (a) Purchaser shall pay to the Company, by wire transfer of immediately available funds to such account or accounts designated in writing by the Company, the Purchase Price; (b) the Company shall issue to Purchaser the Shares and deliver to Purchaser certificates for the Shares duly registered in the name of Purchaser; (c) the Company shall deliver the Warrants, registered in the name of the Purchaser or such other name as may be designated by Purchaser and (d) the Company shall deliver a legal opinion from the Company's counsel, Howard, Rice, Nemerovski, Canady, Falk & Rabkin, P.C., in form and substance satisfactory to Purchaser, and expressing the opinions identified on Schedule 1.2(d) hereto.

                                   ARTICLE II

                         RESTRICTIONS ON TRANSFERABILITY

         The Shares shall not be transferred before satisfaction of the conditions specified in this Article II, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities


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laws with respect to the transfer of any Shares. Purchaser, by entering into this Agreement and accepting the Shares, agrees to be bound by the provisions of this Article II.

         2.1 Restrictive Legend. Except as otherwise provided in this Article II, each certificate representing Shares and Warrant Shares (together the "RESTRICTED COMMON STOCK") shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 1, 1999, BETWEEN THE GOOD GUYS, INC. AND RONALD UNKEFER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE GOOD GUYS, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH STOCK PURCHASE AGREEMENT."

         2.2 Transfers. Each Holder agrees that it will not sell, transfer or otherwise dispose of any shares of Restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section 2.1, unless in the written opinion of the transferee's or Holder's counsel delivered to the Company in connection with such transfer (which opinion shall be reasonably satisfactory to the Company) such legend is not required in order to ensure compliance with the Securities Act.

         2.3 Termination of Restrictions. The restrictions imposed by this
Article II upon the transferability of the Restricted Common Stock and the legend requirement of Section 2.1 shall terminate as to any particular Share or Warrant Share (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Holder thereof shall have delivered to the Company the written opinion of counsel to such Holder, which opinion shall be reasonably satisfactory to the Company, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Article II shall terminate as to any Restricted Common Stock, as herein above provided, the Holder thereof shall be entitled to receive from the Company, at the expense of the Company, a new certificate representing such Common Stock, not bearing the restrictive legend set forth in Section 2.1.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         As a material inducement to Purchaser entering into this Agreement and purchasing the Shares and Warrants, the Company represents and warrants to Purchaser as follows:

         3.1 Corporate Status. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted. The Company and its Subsidiaries are qualified or licensed to conduct business in all jurisdictions where its or their ownership or lease of property and the conduct of its or their business requires such qualification or licensing, except to the extent that failure to so qualify or be licensed would not have a Material Adverse Effect on the Company. There is no pending, or to the knowledge of the Company threatened, proceeding for the dissolution, liquidation or insolvency of the Company or any of its Subsidiaries.


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         3.2 Corporate Power and Authority. The Company has the corporate power and authority to execute and deliver this Agreement and the Warrants, to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Warrants and the transactions contemplated hereby and thereby.

         3.3 Enforceability. Each of this Agreement and the Warrants has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         3.4 No Violation. The execution and delivery by the Company of each of this Agreement and the Warrants, the consummation of the transactions contemplated hereby and thereby, and the compliance by the Company with the terms and provisions hereof and thereof, will not (a) result in a violation or breach of, or constitute, with the giving of notice or lapse of time, or both, a material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any material portion of the Company's or its Subsidiaries' properties or assets may be bound, (b) violate any Requirement of Law applicable to the Company or any of its Subsidiaries or any material portion of the Company's properties or assets or (c) result in the imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries; except where any of the foregoing would not have a Material Adverse Effect on the Company.

         3.5 Consents/Approvals. No consent, approval, waiver or other action by any Person under any Contract to which either the Company or any of its Subsidiaries is a party, or by which any of their respective properties or assets are bound, is required or necessary for the execution, delivery or performance by the Company of this Agreement or the Warrants and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not have a Material Adverse Effect on the Company.

         3.6 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of May 28, 1999 the Company had outstanding 14,532,350 shares of Common Stock, all of which were duly authorized, validly issued, fully paid and non-assessable and had no outstanding shares of Preferred Stock. Except (a) as contemplated by this Agreement, (b) the Warrants, (c) as set forth on Schedule
3.6 hereto and (d) as set forth in the Company's SEC Reports, there are (y) no rights, options, warrants, convertible securities, subscription rights or other agreements, calls, plans, contracts or commitments of any kind relating to the issued and unissued capital stock of, or other equity interest in, the Company outstanding or authorized and (z) no contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of the Company Common Stock. Upon delivery to the Purchaser of the certificates representing the Shares and payment of the Purchase Price, the Purchaser will acquire good, valid and marketable title, subject to the limitations on marketability contained in this Agreement or imposed pursuant to the Securities Act, to and beneficial and record ownership of the Shares, and the Shares will be validly issued, fully paid and non-assessable. The Company has duly reserved, solely for purposes of issuance upon exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants.

         3.7 SEC Reports and Nasdaq Eligibility. Since September 30, 1998, the Company has made all filings (the "SEC REPORTS") required to be made by it under the Securities Act of 1933 (the SECURITIES ACT") and the Securities Exchange Act of 1934, (the "EXCHANGE ACT"). The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the securities laws, rules and regulations of any state and pursuant to any Requirements of Law. The SEC Reports, when filed, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has delivered or made accessible to Purchasers true, accurate and complete copies of the SEC Reports which were filed with the SEC since September 30, 1998. The Company's Common Stock is currently eligible for trading on the Nasdaq National Market.


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         3.8 Governing Documents. The Company made available to the Purchaser true, accurate and complete copies of the Company's Certificate of Incorporation and Bylaws in effect as of the date hereof.

         3.9 Financial Statements. Each of the balance sheets included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations or other information therein of the Company and its Subsidiaries for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year-end audit and except as otherwise stated therein).

         3.10 Undisclosed Liabilities. Except as set forth on Schedule 3.10 hereto, as of May 28, 1999, the Company and its Subsidiaries do not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, subordinated or unsubordinated, matured or unmatured, accrued, absolute, contingent, regulatory or administrative charges or lawsuits brought, whether or not of a kind required by GAAP to be set forth on a financial statement, that were not fully and adequately reflected or reserved for in the financial statements contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999 or otherwise disclosed in the SEC Reports.

         3.11 Material Changes. Except as set forth on Schedule 3.11 or in the SEC Reports, since March 31, 1999 there has been no Material Adverse Change in the Company. In addition, the description of the Company's business contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998 is not materially inconsistent with its current operations. Except as set forth in the SEC Reports, since March 31, 1999 there has not been (i) any direct or indirect redemption, purchase or other acquisition by the Company of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by the Company with respect of the Common Stock.

         3.12 Litigation. Except as set forth in the SEC Reports, neither the Company nor any of its Subsidiaries has received any notice of any outstanding judgments, rulings, orders, writs, injunctions, awards or decrees of any court, government or other authority against the Company or its Subsidiaries which could have, or is party to any litigation or similar proceeding which could have, if decided adversely to their interests, a Material Adverse Effect on the Company.

         3.13 Investment Company. The Company is not and after giving effect to the sale of the Shares and Warrant Shares will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         3.14 No Commissions. The Company has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the purchase of the Shares.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         As a material inducement to the Company entering into this Agreement and issuing and/or selling the Warrants and/or the Shares, the Purchaser represents and warrants to the Company as follows:

         4.1 Power and Authority. The Purchaser is an individual resident of the State of Texas with competence and authority under applicable law to execute and deliver, and to perform his obligations under, this Agreement and the Warrant and consummate the transactions contemplated hereby and thereby, and has all necessary authority to execute, deliver and perform this Agreement and the transactions contemplated hereby and thereby.


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         4.2 Enforceability. This Agreement has been, and the Warrant when delivered will be, duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles regardless of whether enforceability is considered in a proceeding at law or in equity.

         4.3 No Violation. The execution and delivery by the Purchaser of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby, and the compliance by the Purchaser with the terms and provisions hereof and thereof, will not (a) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a material default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract to which the Purchaser is a party or by which Purchaser or any material portion of Purchaser's properties or assets may be bound, (b) violate any Requirement of Law applicable to the Purchaser or any material portion of the Purchaser's properties or assets or (d) result in the imposition of any Lien upon any of the properties or assets of the Purchaser; except where any of the foregoing would not have a Material Adverse Effect on the Purchaser.

         4.4 Consents/Approvals. No consent, approval, waiver or other action by any Person under any Contract to which the Purchaser is a party, or by which any of the Purchaser's properties or assets are bound, is required or necessary for the execution, delivery or performance by the Purchaser of this Agreement or the Warrant and the consummation of the transactions contemplated hereby and thereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not prevent or delay the consummation of the transactions contemplated by this Agreement or the Warrant or otherwise prevent the Purchaser from performing the Purchaser's obligations hereunder or thereunder or have a Material Adverse Effect on Purchaser.

         4.5 Investment Intent.ERROR! REFERENCE SOURCE NOT FOUND. The Purchaser is acquiring the Shares and Warrants hereunder and under the Warrant for the Purchaser's own account and with no present intention of distributing or selling the Shares or Warrants or any interest in the Shares or Warrants. The Purchaser agrees that the Purchaser will not sell or otherwise dispose of any of the Shares or Warrants or any interest in the Shares or Warrants unless such sale or other disposition has been registered or qualified (as applicable) under the Securities Act and applicable state securities laws or, in the opinion of the Purchaser's counsel delivered to the Company (which opinion shall be reasonably satisfactory to the Company) such sale or other disposition is exempt from registration or qualification under the Securities Act and applicable state securities laws. The Purchaser understands that the sale of the Shares and Warrants acquired by the Purchaser hereunder has not been registered under the Securities Act, but the Shares and Warrants are issued through transactions exempt from the registration and prospectus delivery requirements of Section 4(2) of the Securities Act, and that the reliance of the Company on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that pursuant to Section
2.1 a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Shares and the Warrants until such legend is permitted to be removed under applicable law.

         4.6 Adequate Information. The Company has made available and the Purchaser has reviewed such information that the Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares (including, without limitation, the Company's Form 10-K for the fiscal year ended September 30, 1998, Form 10-Q for the quarterly period ended December 31, 1998, Form 10-Q for the quarterly period ended March 31, 1999, Current Report on Form 8-K dated April 30, 1999, Current Report on Form 8-K dated April 15, 1999, and Form S-8 filed on November 19, 1998.

         4.7 Opportunity to Question. The Purchaser has had the opportunity to question, and, to the extent deemed necessary or appropriate, has questioned representatives of the Company so as to receive answers and verify information obtained in the Purchaser's examination of the Company, including the information that the Purchaser has reviewed in relation to its investment in the Shares and Warrants.


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         4.8 No Other Representations. No oral or written representations have been made to the Purchaser in connection with the Purchaser's acquisition of the Shares and Warrants which were in any way inconsistent with the information reviewed by the Purchaser. The Purchaser acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Company, any of its Subsidiaries, any of their respective businesses, properties or prospectus or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof.

         4.9 Knowledge and Experience. The Purchaser is an accredited investor as such term is defined in Rule 501 under the Securities Act. The Purchaser has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable the Purchaser to utilize the information made available to the Purchaser in order to evaluate the merits and risks of an investment in the Shares and Warrants and to make an informed investment decision with respect thereto.

         4.10 Independent Decision. The Purchaser is not relying on the Company or on any legal or other opinion in the materials reviewed by the Purchaser with respect to the financial or tax considerations of the Purchaser relating to its investment in the Shares and Warrants. The Purchaser has relied solely on the representations, warranties, covenants and agreements of the Company in this Agreement (including the Exhibits and Schedules hereto) and on its examination and independent investigation in making its decision to acquire the Shares and Warrants.

         4.11 No Commissions. The Purchaser has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the purchase of the Shares and Warrants.

         4.12 Litigation. The Purchaser has not received any notice of any outstanding judgments, rulings, orders, writs, injunctions, awards or decrees of any court, government or other authority against the Purchaser which, if decided adversely to Purchaser`s interests, would restrain or prohibit the consummation of the transactions contemplated hereby or under the Warrant.

         4.13 Current Holdings. As of the date hereof, neither Purchaser nor any of its affiliates is the record or beneficial owner of any shares of the Company's equity securities.

                                    ARTICLE V

                                    COVENANTS

         5.1 Filings. Each of the Company and the Purchaser shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby.

         5.2 Public Announcements. Neither the Company nor the Purchaser shall make any press release or other public announcement with respect to the transactions contemplated hereby without the prior consent of the other party hereto, except that, where the Company has been advised by its counsel that disclosure is required by law, in which event the Company shall take all reasonable steps to consult with and receive the consent of the Purchaser prior to making any such disclosure.

         5.3 Further Assurances. Each of the Company and the Purchaser shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

         5.4 Cooperation. Each of the Company and the Purchaser agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental


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Authority to any such transactions; provided that, any reasonable, out-of-pocket expenses incurred by the Purchaser shall be reimbursed by the Company. Except as may be specifically required hereunder, none of the Parties or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such Party would result in or produce a Material Adverse Effect on such Party.

         5.5 Notification of Certain Matters. Each of the Company and the Purchaser shall give prompt notice to the other of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

         5.7 Share Maintenance. The Company covenants and agrees that (a) all Warrant Shares, upon issuance in accordance with the terms thereof, and the payment of the purchase price therefor, will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof other than those created by or arising through the Purchaser, and all such Warrant Shares shall be sold to the Purchaser pursuant to an exemption from registration under the Securities Act, and in accordance with any applicable blue sky laws, (b) the Company will from time to time take all actions necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the applicable Warrant Price, and (c) the Company will at all times during the exercise period have authorized and reserved sufficient shares of Common Stock to provide for the exercise of the Warrants in full.

                                   ARTICLE VI

                                 INDEMNIFICATION

         6.1 Indemnification Generally. The Company, on the one hand, and the Purchaser, on the other hand, shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Indemnifying Party (including indemnification by the Company of the Purchaser for any failure by the Company to deliver, or for any failure by the Purchaser to receive, stock certificates representing the Shares on the Settlement Date) and all claims, charges, actions or proceedings incident to or arising out of the foregoing ("LOSSES"). Notwithstanding the foregoing, the Indemnifying Party shall not be liable for any Losses to the extent such Losses arise out of, result from, or are increased by, the breach of this Agreement by, or the fraudulent acts of, the Indemnified Party.

         6.2 Indemnification Procedures. Each Person entitled to indemnification under this Article VI (an "INDEMNIFIED PARTY") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Article VI (an "INDEMNIFYING PARTY") of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing in respect of which indemnity may be sought hereunder; provided, however, failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and


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expenses of such additional counsel or counsels. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such Party shall designate in writing to the other Party):

                  (a)      if to the Company to:

                           The Good Guys, Inc.
                           7000 Marina Boulevard
                           Brisbane, California 94005-1840
                           Attention: Robert A. Gunst

                           with a copy to:

                           Howard, Rice, Nemerovski, Canady, Falk & Rabkin Three Embarcadero Center
                           Seventh Floor
                           San Francisco, California 94111-4065
                           Attention: Richard A. Canady
                           Telecopy: (415) 217-5910

                  (b) if to Purchaser, at its last known address appearing on the books of the Company maintained for such purpose with a copy to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           1700 Pacific Avenue, Suite 4100
                           Dallas, TX 75201
                           Attention:  Gary M. Lawrence
                           Telecopy:  (214) 969-4343

         7.2 Loss or Mutilation. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Shares and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, the Company will execute and deliver in lieu hereof or thereof a new stock certificate of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Shares in identifiable form is surrendered to the Company for cancellation.

         7.3 Survival. Each representation, warranty, covenant and agreement of the parties set forth in this Agreement is independent of each other representation, warranty, covenant and agreement. Each representation and warranty made by any Party in this Agreement shall survive the Settlement through the period ending on the date six months from the date of this Agreement. Notwithstanding the foregoing, the Purchaser expressly acknowledges that, pursuant to Section 2.1 a restrictive legend will be placed on the certificates representing the Shares, the Warrant and the Warrant Shares until such legend is permitted to be removed under applicable law.

         7.4 Remedies.

                  (a) Each Party acknowledges that the other Parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such Party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each Party in addition to and without limiting any other remedy or right such Party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each Party hereby waives any and all defenses such Party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

                  (b) All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

         7.5 Entire Agreement. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Settlement pursuant hereto, contain the entire understanding of the Parties in respect of the subject matter hereof and supersede all prior agreements and understandings between or among the Parties with respect to such subject matter. The exhibits and schedules hereto constitute a part hereof as though set forth in full above.

         7.6 Expenses; Taxes. Except as otherwise provided in this Agreement, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Further, except as otherwise provided in this Agreement, any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Purchaser) arising out of the sale of the Shares by the Company to the Purchaser and consummation of the transactions contemplated by this Agreement shall be paid by the Company.

         7.7 Amendment. This Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and the Purchaser.

         7.8 Waiver. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the Parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         7.9 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and legal assigns. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of the Shares and shall be enforceable by any such Holder.

         7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         7.11 Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

         7.12 GOVERNING LAW; INTERPRETATION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF DELAWARE.

         7.13 Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, if any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, geographical scope, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

                            [Signature Page Follows.]

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

THE GOOD GUYS, INC.

By:
       ------------------------
Name:  Robert A. Gunst
       ------------------------
Title: Chief Executive Officer
       ------------------------

                                        PURCHASER

                                        By:
                                                   -----------------------------
                                        Name:      Ronald Unkefer
                                                   -----------------------------
                                        Tax ID No. ###-##-####
                                                   -----------------------------

                                        Address For Notices:

                                        c/o 750 North St. Paul
                                        ----------------------------------------
                                        Tenth Floor
                                        ----------------------------------------
                                        Dallas, Texas  75201
                                        ----------------------------------------
                                        (214) 855-0002            (214) 953-0964
                                        ----------------------------------------
                                            (Phone)                     (Fax)

                                        State of Residence or Incorporation
                                        of Purchaser (as applicable)

                                        Texas
                                        ----------------------------------------

                                   APPENDIX A

                                   DEFINITIONS

1. Defined Terms. As used herein the following terms shall have the following meanings:

                  "AGREEMENT" means this Stock Purchase Agreement.

                  "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Delaware.

                  "COMMON STOCK" means the common stock, $.001 par value per share, of the Company, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include
(i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company.

                  "THE COMPANY" has the meaning set forth in the Preamble of this Agreement.

                  "CONTRACT" means any agreement, indenture, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, insurance policy, annuity, mortgage, restriction, commitment, obligation or other contract, agreement or instrument (whether written or oral).

                  "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for additional shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

                  "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

                  "HOLDER" means each Person in whose name the Shares are registered on the books of the Company maintained for such purpose.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 6.2 of this Agreement.

                  "INDEMNIFYING PARTY" has the meaning set forth in Section 6.2 of this Agreement.

                  "LIEN" means any mortgage, pledge, security interest, assessment, encumbrance, lien, lease, sublease, adverse claim, levy, or charge of any kind, or any conditional Contract, title retention Contract or other contract to give or refrain from giving any of the foregoing.

                  "LOSSES" has the meaning set forth in Section 6.1 of this Agreement.

                  "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means, with respect to any Person, any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business or results of operations of such Person.

                   "PERSON(S)" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government

(whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "PURCHASE PRICE" has the meaning set forth in Section 1.1 of this agreement.

                  "PURCHASER" has the meaning set forth in the Preamble of this Agreement.

                  "REQUIREMENT OF LAW" means as to any Person, the articles of incorporation, bylaws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

                  "RESTRICTED COMMON STOCK" has the meaning set forth in Section
2.1 of this Agreement.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC REPORTS" has the meaning set forth in Section 3.7 of this Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the applicable time.

                  "SETTLEMENT" has the meaning set forth in Section 1.2 of this Agreement.

                  "SETTLEMENT DATE" has the meaning set forth in Section 1.2 of this Agreement.

                  "SHARES" has the meaning set forth in Section 1.1 of this Agreement.

                  "SUBSIDIARY" means each of those Persons of which another Person, directly or indirectly owns beneficially securities having more than 50% of the voting power in the election of directors (or persons fulfilling similar functions or duties) of the owned Person (without giving effect to any contingent voting rights).

                  "WARRANTS" has the meaning set forth in Section 1.1 of this Agreement.

                  "WARRANT SHARES" means those shares of the Company's common stock, par value $.001 per share, which Purchaser is entitled to purchase pursuant to the Warrant.

2. Other Definitional Provisions.

                  (a) All references to "dollars" or "$" refer to currency of the United States of America.

                  (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP.

                  (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  (e) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits or schedules hereto) and not to any particular provision of this Agreement.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 1, 1999, BETWEEN THE GOOD GUYS, INC. AND RONALD UNKEFER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE GOOD GUYS, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH STOCK PURCHASE AGREEMENT.

                               WARRANT CERTIFICATE
                                                                         No. 001

                To Purchase 1,435,500 Shares of Common Stock of:

                               THE GOOD GUYS, INC.

         THIS IS TO CERTIFY THAT Ronald Unkefer (the "HOLDER") or Holder's registered assigns, is entitled to purchase from THE GOOD GUYS, INC., a Delaware corporation (the "COMPANY"), up to One Million Four Hundred Thirty-Five Thousand Five Hundred (1,435,500) shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), on the terms and conditions hereinafter set forth.

1    GRANT OF WARRANT

          1.1 GRANT. The Company hereby grants the Holder Warrants to purchase One Million Four Hundred Thirty-Five Thousand Five Hundred (1,435,500) shares of Common Stock at a purchase price of $3.39612 per share (as adjusted from time to time pursuant to Section 2 hereof, the "WARRANT PRICE"), as follows:

          (a) Series A Warrants to purchase 478,500 shares of Common Stock at the Warrant Price, exercisable in whole or in part at any time and from time to time during the five year period beginning on the first anniversary of the date hereof (the "ISSUE DATE") or, if such date is not a regular business day, on the next occurring regular business day (as adjusted from time to time pursuant to Section 2 hereof, the "FIRST TRANCHE WARRANTS").

          (b) Series B Warrants to purchase 478,500 shares of Common Stock at the Warrant Price, exercisable in whole or in part at any time and from time to time during the five year period beginning on the second anniversary of the Issue Date or, if such date is not a regular business day, on the next occurring regular business day (as adjusted from time to time pursuant to

               Section 2 hereof, the "SECOND TRANCHE WARRANTS").

          (c) Series C Warrants to purchase 478,500 shares of Common Stock at the Warrant Price, exercisable in whole or in part at any time and from time to time during the five year period beginning on the third anniversary of the Issue Date or, if such date is not a regular business day, on the next occurring regular business day (as adjusted from time to time pursuant to Section 2 hereof, the "THIRD TRANCHE WARRANTS," and together with the First Tranche Warrants and the Second Tranche Warrants, the "WARRANTS," and the shares of Common Stock to be issued upon the exercise of the Warrants are the "WARRANT SHARES").


          1.2 SHARES TO BE ISSUED: RESERVATION OF SHARES. The Company covenants and agrees that (a) all Warrant Shares, upon issuance in accordance with the terms hereof, and the payment of the purchase price therefor, will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof other than those created by or arising through Holder, and all such Warrant Shares shall be sold to the Holder pursuant to an exemption from registration under the Securities Act of 1933, and in accordance with any applicable blue sky laws, (b) the Company will from time to time take all actions necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the applicable Warrant Price, and (c) the Company will at all times during the exercise period have authorized and reserved sufficient shares of Common Stock to provide for the exercise of the Warrants in full.

2    ADJUSTMENTS TO WARRANT RIGHTS. The number of Warrant Shares for which
Warrants are exercisable, and the Warrant Price of such shares shall be subject to adjustment from time to time as set forth in this Section 2. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 2 within a reasonable period of time, but in no event greater than 30 days.

          2.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

               2.1.1 take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

               2.1.2 subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               2.1.3 combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of Warrant Shares for which a Warrant is exercisable immediately prior to the occurrence of any such event shall be adjusted to equal the number of shares of Common

Stock which a record holder of the same number of shares of Common Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (ii) the Warrant Price immediately prior to the occurrence of such event shall be adjusted to equal the product of the Warrant Price multiplied by a fraction, the numerator of which shall be the number of Warrant Shares for which a Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of Warrant Shares for which a Warrant is exercisable immediately after such adjustment.

          2.2 OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company shall make or fix a record date for the holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then lawful and adequate provision shall be made so that Holder shall be entitled to receive upon exercise of the Warrants, for the aggregate Warrant Price in effect prior thereto, in addition to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrants, the kind and number of securities of the Company which Holder would have owned and been entitled to receive had the Warrants been exercised immediately prior to that date (pro rated in the case of any partial exercise).

          2.3 RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than a subdivision or combination of shares, stock dividend or a reorganization, recapitalization, merger, consolidation or sale of assets, each as provided for elsewhere in this Section 2) then the Holder of the Warrants shall be entitled to receive upon exercise of the Warrants, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrants, for the aggregate Warrant Price in effect prior thereto, the kind and amount of stock and other securities and property receivable upon such reclassification, exchange, substitution or other change, which Holder would have been entitled to receive had the Warrants been exercised immediately prior to such reclassification, exchange, substitution or change (pro rated in the case of any partial exercise).

          2.4 REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If any of the following transactions (each, a "SPECIAL TRANSACTION") shall become effective: (a) a capital reorganization or recapitalization (other than a dividend or other distribution, subdivision, combination, reclassification, substitution or exchange of shares provided for elsewhere in this Section 2),
(b) a consolidation or merger of the Company with and into another entity (where the Company is not the surviving corporation or where there is a change in, or distribution with respect to, the Common Stock), or (c) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of the Special Transaction, lawful and adequate provision shall be made so that Holder shall thereafter have the right to purchase and receive upon exercise of the Warrants, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrants, for the aggregate Warrant Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets ("OTHER PROPERTY") as may be issued or paid pursuant to the terms of such Special Transaction to the holders of shares of Common Stock for which such Warrants could have been exercised immediately prior to such Special

Transaction (pro rated in the case of any partial exercise). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions of the Warrants (including without limitation provisions for adjustment of the Warrant Price and the number of Warrant Shares issuable upon the exercise of the Warrants), shall thereafter be applicable, as nearly as may be practicable, to any Other Property thereafter deliverable upon the exercise of the Warrants. The Company shall not effect any Special Transaction unless prior to, or simultaneously with, the closing, the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to Holder at the address of Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to Holder such Other Property, as in accordance with the foregoing provisions, which Holder shall have the right to purchase.

          2.5 LIQUIDATION. If the Company shall, at any time, prior to the expiration of the Warrants, dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise the Warrants. Upon such exercise, Holder shall have the right to receive, in lieu of the shares of Common Stock that Holder otherwise would have been entitled to receive upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had Holder been the holder of record of such shares of Common Stock receivable upon exercise of the Warrants on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Warrant Price, Holder may, at Holder's option, exercise the Warrants without making payment of the applicable Warrant Price and, in such case, the Company shall, upon distribution to Holder, consider the applicable Warrant Price per Warrant Share to have been paid in full, and in making settlement to Holder shall deduct an amount equal to the applicable Warrant Price from the amount payable to Holder.

          2.6 NOTICE. Whenever the Warrants or the number of Warrant Shares issuable hereunder is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any distributions under Section 2.5) is to be declared by the Company, or a definitive agreement with respect to a Special Transaction has been entered into, the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least 5 business days prior to the record date specified in
Section 2.6.1(a) below or at least 10 business days before the date specified in
Section 2.6.2 and Section 2.6.1(b) below, a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof, if applicable, and stating (if applicable):

               2.6.1 the date to be used to determine (a) which holders of Common Stock will be entitled to receive notice of such dividend, distribution, subdivision or combination (the "RECORD DATE"), and (b) the date as of which such dividend, distribution, subdivision or combination shall be made; or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this Section 2.6.1 with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

               2.6.2 the date on which a Special Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction (the "EXCHANGE DATE").

          2.7 FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of a Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of a Warrant, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the Current Market Price on the last business day prior to the date of exercise.

          2.8 EFFECT OF ALTERNATIVE SECURITIES. If at any time, as a result of an adjustment made pursuant to this Section 2, Holder shall become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon exercise of the Warrants shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Section 2.

          2.9 SUCCESSIVE APPLICATION. The provisions of this Section 2 shall similarly apply from time to time to successive events covered by this Section 2.

          2.10 WHEN ADJUSTMENTS ARE TO BE MADE. The adjustments required by this
Section 2 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment to the number of shares for which the Warrants are exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 2.1) up to, but not beyond, the date and time of exercise of any Warrants if such adjustment, when taken in the aggregate with all other adjustments not previously made, adds or subtracts less than 1% to the number of shares of Common Stock for which the Warrants initially issued pursuant to this Agreement are exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with all other adjustments required by this Section 2 and not previously made, would result, in the aggregate, in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          2.11 WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the making of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          2.12 SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the Warrant Price shall have been made pursuant to this Section 2 as the result of any issuance of warrants, options, rights or convertible or exchangeable securities, and such warrants, options or rights, or the right of conversion or exchange in such other convertible or exchangeable securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other convertible or exchangeable securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and, if applicable, the Warrant Price shall be recalculated as if all such expired and unexercised warrants, or options, rights, or convertible or exchangeable securities had never been issued, provided that, if such expiration would result in an increase in the Warrant Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to all Holders.

3    EXERCISE

          3.1 EXERCISE OF WARRANT.

               3.1.1 Holder may exercise a Warrant by surrendering this Warrant Certificate, with the form of exercise notice attached hereto as Exhibit A duly executed by Holder, and making payment to the Company of the aggregate Warrant Price for the applicable Warrant Shares (i) in cash, by certified check, bank check or wire transfer to an account designated by the Company or (ii) by surrender of the appropriate part of this Warrant determined in accordance with the provisions of Section 3.1.2, or by a combination of the foregoing. Upon any partial exercise of the Warrants, the Company, at its expense, shall promptly issue to Holder for its surrendered Warrant Certificate a replacement Warrant Certificate identical in all respects to this Warrant Certificate, except that the number of Warrant Shares shall be reduced accordingly.

               3.1.2 Should the Holder elect to make payment of all or any part of the Warrant Price attributable to the Warrant Shares being purchased by surrender of this Warrant, the Warrant may be exercised by being exchanged in whole or in part for a number of Warrant Shares having an aggregate Current Market Price on the date of such exercise equal to the amount that is equal to (x) the aggregate Current Market Price of the Warrant Shares subject to the Warrant designated by the Holder hereof on the date of the exercise minus (y) the aggregate Warrant Price of such designated Warrant Shares (the "WARRANT CONSIDERATION AMOUNTS"). Upon any such cashless exercise, the number of Warrant Shares purchasable upon exercise of the Warrant shall be reduced by such designated number of Warrant Shares, and if a balance of purchasable Warrant Shares remains after such exercise, the Company shall execute and deliver to the Holder hereof a new Warrant for such balance of Warrant Shares. In the event of any exercise of the rights represented by this Warrant, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares equal to the number of Warrant Shares purchasable under this Warrant less the number of Warrant Shares purchased hereunder shall be issued to the Holder hereof within such time. For purposes of this Agreement, "CURRENT MARKET PRICE" shall mean, in respect of any share of Common Stock on any date herein specified, (a) if there shall then be a public market for the Common Stock, the last sale price on the Nasdaq National Market ("NASDAQ") or principal stock exchange on which such Common Stock is then listed on the third business day immediately preceding such date, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on Nasdaq or such principal exchange, (iii) if the Common Stock is not then listed or admitted to trading on Nasdaq or any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the quotation systems upon which the Common Stock is then quoted, provided that such quotation systems are operated by the National Association of Securities Dealers ("NASD") or its affiliates or the National Quotation Bureau, Inc. or its affiliates, (iv) if none of such entities at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD then routinely making price quotations in the Company's Common Stock selected by the Company; or (b) at any time that there is no public market for the Common Stock, the fair market value per share of Common Stock on such date as determined in good faith by the Board of Directors of the Company.

               3.1.3 Each person in whose name any Warrant Share certificate is issued upon exercise of any Warrants shall for all purposes be deemed to have become the holder of record of the Warrant Shares for which such Warrant was exercised, and such Warrant Share certificate shall be dated the date upon which the Warrant exercise notice was duly surrendered and payment of the purchase price was tendered to the Company.

               3.1.4 Notwithstanding any other provision hereof, if an exercise of any portion of any Warrant is to be made in connection with any Special Transaction, the exercise of such portion may, at the election of the holder of such portion, be conditioned upon the consummation of such Special Transaction, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          3.2 ISSUANCE OF WARRANT SHARES. The Warrant Shares purchased shall be issued to the holder exercising the Warrants as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, shall have been so taken or made. Certificates for the Warrant Shares so purchased shall be delivered to Holder within 10 days after the Warrants are surrendered.

4    RIGHTS OF HOLDER

          4.1 RIGHTS PRIOR TO EXERCISE. Holder shall not, solely by virtue of the Warrants and prior to the issuance of the Warrant Shares upon the exercise thereof, be entitled to any rights of a shareholder in the Company, including without limitation the right to receive cash dividends payable to the Company's shareholders. No provision hereof, in the absence of affirmative action by Holder to purchase, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability for the Warrant Price of the Common Stock acquirable by exercise hereof or as a shareholder of the Company.

          4.2 ISSUANCE OF WARRANT SHARES. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment, including assisting Holder in making any governmental filings necessary prior to or in connection with any exercise of the Warrants. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations with respect to the Warrants.

         Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of the Warrants and the obligations of the Company hereunder.

          4.3 CLOSING OF BOOKS. Unless the Company is closing its books with respect to all shares of Common Stock, the Company shall not close its books against the transfer of any Warrant or Warrant Share issued or issuable upon exercise of the Warrants.

5    TRANSFERABILITY

     Subject to the requirements of the Securities Act or any applicable state securities laws, Holder may sell, assign, transfer or otherwise dispose of all or any portion of the Warrants or the Warrant Shares acquired upon any exercise hereof at any time and from time to time. Upon the sale, assignment, transfer or other disposition of all or any portion of the Warrants, Holder shall deliver to the Company a written notice of such in the form attached hereto as Exhibit B, duly executed by Holder, which includes the identity and address of any purchaser, assignor or transferee.

6    LEGEND ON WARRANT SHARES

     Certificates evidencing the Warrant Shares shall bear the following legend until such time as the terms of the Stock Purchase Agreement have expired:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 1, 1999, BETWEEN THE GOOD GUYS, INC. AND RONALD UNKEFER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE GOOD GUYS, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH STOCK PURCHASE AGREEMENT."


7    PIGGY-BACK AND DEMAND REGISTRATION

     7.1  Piggy-back Registration.

          (a) Right to Include Registrable Securities. If the Company at any time intends to register any of its debt or equity securities, or any instrument convertible into or exchangeable for its debt or equity securities ("SECURITIES"), of the type and the class of Securities issuable, from time to time, upon exercise of this Warrant, under the Securities Act of 1933, (the "SECURITIES ACT") (other than by a registration on Form S-8 or S-4 or any successor or similar form), whether or not for sale for its own account, it will each such time give prompt written notice to Holder of its intention to do so and of Holder's rights under this Section 7.1. If the Holder so elects, the Company will use its best efforts to effect the registration under the Securities Act of all Securities which the Company has been so requested to register by the Holder. The Company will pay all Registration Expenses in connection with each registration of Securities requested pursuant to this
Section 7.1.

          (b) Priority. Holder's right to include Registrable Securities in such offering shall be subject to usual and customary cut-back restrictions.

          (c) Number of Incidental Registrations. Holder shall be entitled to have Holder's Securities included in an unlimited number of registrations pursuant to this Section 7.1.

     7.2  Demand Registration.

          (a) Request. At any time following the second anniversary of the Issue Date and upon the written request of Holder requesting that the Company effect the registration under the Securities Act of all or part of Holder's Securities and specifying the intended method of disposition thereof, the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of Securities which the Company has been so requested to register by Holder for disposition in accordance with the intended method of disposition stated in such request, all to the extent requisite to permit the disposition of the Securities, so to be registered. Usual and customary deferral provisions, not to exceed one hundred eighty (180) days, shall apply.

          (b) Registration Statement Form. Registrations under this Section 7.2 shall be on such appropriate registration form of the Securities and Exchange Commission (the "COMMISSION") (i) as shall be selected by the Company and reasonably acceptable to Holder and (ii) as shall permit the disposition of such Securities in accordance with the intended method or methods of disposition specified in its request for such registration.

          (c) Expenses. The Company will pay all Registration Expenses in connection with any registration required pursuant to this Section 7.2.

          (d) Effective Registration Statement. A registration statement pursuant to this Section 7.2 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or court for any reason which is not lifted, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration are not satisfied, other than by reason of some act or omission by Holder.

          (e) Number of Requested Registrations. The Company shall be obligated to effect only one demand registration, regardless of the number of owners of the Warrants or any Securities issued pursuant to exercise of such Warrants.

     7.3 Reference to Holders. If any registration statement refers to Holder by name or otherwise as the holder of any Securities of the Company, then Holder shall have the right to require (x) the insertion therein of language, in form and substance satisfactory to Holder to the effect that the holding by Holder of such Securities does not necessarily make Holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by Holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that Holder will assist in meeting any future financial requirements of the Company, or (y) in the event that such reference to Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to Holder.

8    MISCELLANEOUS

     8.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class, postage prepaid), or guaranteed overnight delivery, to the Company at the address at which its principal business office is located from time to time, and Holder at the address of which it advises the Company in writing.

     8.2 PAYMENT OF TAXES. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

     8.3 AMENDMENT; WAIVER. This Warrant Certificate may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and Holder. No failure to exercise, and no delay in exercising, any right, power or privilege under this Warrant Certificate shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Company and Holder. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of time for performance of any other obligations or any other acts.

     8.4 HEADINGS. The headings contained in this Warrant Certificate are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Warrant Certificate.

     8.5 GOVERNING LAW; INTERPRETATION. This Warrant Certificate shall be construed in accordance with and governed for all purposes by the laws of the State of Delaware.

     8.6 WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. The Warrants are exchangeable, upon the surrender hereof by Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "ISSUE DATE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by the Warrants shall be issued.

     8.7 REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing any Warrant, and in the case of any such loss, theft or destruction, upon the posting by such Holder of a bond in such reasonable amount as the Company may direct as indemnity against any claim that may be made against it with respect to such Warrant or receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered as of the 1st day of June, 1999.

                                      THE GOOD GUYS, INC.


                                      By:
                                      Name:    Robert A. Gunst
                                      Title:   Chief Executive Officer

                                    EXHIBIT A

                                 EXERCISE NOTICE

           [To be executed only upon exercise of Series _____ Warrant]

          The undersigned registered owner of this Series _____ Warrant irrevocably exercises this Warrant for the purchase of the number of shares of Common Stock of The Good Guys, Inc. (the "COMPANY") as is set forth below, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant Certificate and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the person specified below whose address is set forth below, and, if such shares of Common Stock shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then the Company shall, at its own expense, promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder.

Date: _________________

Amount of Shares Purchased: __________________

Aggregate Purchase Price: $____________________

Printed Name of Registered Holder:_________________________________

Signature of Registered Holder: ____________________________________


NOTICE: The signature on this Exercise Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

     Stock Certificates to be issued and registered in the following name, and delivered to the following address:



                          (Name)


                          (Street Address)


                          (City)           (State)      (Zip Code)

                                    EXHIBIT B

                                ASSIGNMENT NOTICE

           [To be executed only upon transfer of Series _____ Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the person named below, whose address is set forth below, the rights represented by the attached Warrant Certificate to purchase the number of shares of the Common Stock of The Good Guys, Inc. (the "COMPANY") as is set forth below, to which the attached Warrant Certificates relates, and appoints _________________ attorney to transfer such rights on the books of the Company with full power of substitution in the premises. If such shares of Common Stock of the Company shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then the Company, at its own expense, shall promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the Common Stock issuable thereunder.

Date: _________________

Amount of Series _____ Warrants Transferred: __________________

Printed Name of Registered Holder:_________________________________

Signature of Registered Holder: ____________________________________


NOTICE: The signature on this Assignment Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

         The Warrant Certificate for transferred Warrants is to be issued and registered in the following name, and delivered to the following address:



                            (Name)


                            (Street Address)


                            (City)           (State)      (Zip Code)